Q4 Fiscal 2020 | Financial Results

Lee D. Rudow
President and CEO

Michael J. Tschiderer
Chief Financial Officer

TRANSCAT®
Trust in every measure

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could," "plans," "aims" and other similar words. All statements addressing operating performance, events or developments that Transcat, Inc. ("Transcat" or the "Company") expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, the Company's response to the coronavirus (COVID-19) pandemic, the commercialization of software products, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, integration of acquired businesses, market position, customer preferences, outlook and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties include those more fully described in Transcat's Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements, which speak only as of the date they are made. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this presentation, whether as the result of new information, future events or otherwise.

This presentation includes some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided a discussion of these non-GAAP financial measures and reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

Decisive Action to COVID-19 Pandemic

Health & Safety

- Established cross-functional COVID-19 response team
- Standardized practices, enhanced safety and hygiene processes
- Restricting travel, implemented social distancing and remote working

Operations

- An essential business supporting critical industries
- All 42 lab locations, distribution and support facilities are operating
- Retaining technical talent
- Provide critical services to essential manufacturers (vaccines, ventilators, test kits, etc.)

Cost Containment

- Leveraging new tools to align variable costs with demand
- Controlling discretionary spending
- Temporary 20% salary reduction for CEO and 10% reduction for other executives
- Temporary 20% cash retainer fee reduction for Board of Directors

Financial Strength

- $12.3 million available on line of credit at 2020 FYE
- Subsequent to 2020 FYE, executed amendment for additional $10.0 million in borrowing capacity, among other things
- No current or expected liquidity issues
- Continuing to further invest in and advance key technology initiatives

Q4 and Full Year 2020 Execution

Consolidated Results

Record revenue: Q4 +2.9% to $45.8M, FY20 +7.6% to $173.1M

Operating results reflect positive impact from ongoing investments in people, process and technology

Record annual net income of $8.1M or $1.08 per diluted share

Generated $11.6M in cash from year-to-date operations

Service Segment

Revenue Q4: +2.9% *(organic growth 1.1%)* FY20: +10.7% *(organic growth 8.4%)*

44 straight quarters (11 years!) of quarter-over-quarter revenue growth, even with COVID-19 pandemic impact in latter part of Q4

New business from the highly regulated Life Sciences market and incremental revenue from TTE Laboratories *(acquired Feb 21, 2020)*

Gross margin enhanced by productivity initiatives

Distribution Segment

Sales Q4: +2.9% FY20: +4.2%

Diversified sales channels providing lift: Rental revenue increased 11.4% to $1.3M in Q4; up 19.1% to $5.0M in FY20

Stable Distribution margins

Segment performance in line with expectations and strategy

TRANSCAT Trust in every measure

Acquisition of TTE Laboratories Expands Life Science Offerings

tte laboratories™

Metrology-Driven Pipette Calibration™



Work Station 2

- ✓ $8 million of annual revenue
- ✓ Increased presence in New England region (***#1 Life Science cluster***[1])
- ✓ Adds new Service capabilities, especially in pipettes
- ✓ Attractive sales synergies with core Transcat Life Science offerings
- ✓ Now own www.pipettes.com offering sales and service of pipettes

[1] *Source: CBRE 2019 U.S. Life Sciences Cluster Survey*

Record Revenue

($ in millions)

Q4 Service Segment


$24.3
$25.0
Q4 2019
Q4 2020

Consolidated – Annual


9% CAGR[1]
$122.2
$59.2
$63.0
$143.9
$71.1
$72.8
$155.1
$77.4
$77.7
$160.9
$84.0
$76.9
$173.1
$93.0
$80.1
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
Service
Distribution

Q4 Distribution Segment


$20.2
$20.7
Q4 2019
Q4 2020

Service segment:

- Organic growth +1.1% Q4; +8.4% FY20 even with the COVID-19 pandemic impact in March 2020
- 44 quarters (11 years) consecutive quarter-over-quarter revenue growth
- 12% CAGR[1]

Distribution segment:

- Rental revenue grew more than 19% in FY20
- Remains a differentiator for TRNS; business performed as expected

[1] FY 2016 – FY 2020

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Operating Income

($ in millions)

Q4 Service Segment


$2.4
10.0%
Q4 2019
$2.6
10.4%
Q4 2020

Q4 Distribution Segment


$1.2
6.0%
Q4 2019
$1.1
5.5%
Q4 2020

Consolidated – Annual


14% CAGR[1]
$6.3
$4.2
$2.1
FY 2016
$7.9
$4.8
$3.2
FY 2017
$9.0
$5.2
$3.9
FY 2018
$10.2
$5.2
$5.0
FY 2019
$10.8
$5.7
$5.2
FY 2020
Service
Distribution

- Ongoing productivity initiatives driving improved Service margins, even with the COVID-19 pandemic impact in latter half of the fourth quarter
- Both segments impacted by one-time TTE transaction expenses

[1] *FY 2016 – FY 2020*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Net Income & Diluted EPS

($ in millions, except EPS)


19%
CAGR[1]
Annual
$4.1
$4.5
$5.9
$7.1
$8.1
$0.58
$0.64
$0.81
$0.95
$1.08
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020


Quarterly
Diluted EPS
$2.7
$2.5
$0.35
$0.33
Q4 2019
Q4 2020

- Q4 FY20 reflects higher tax rate due to timing of discrete income tax benefits related to share-based awards
- Expected tax rate to range between 24% and 25% for full fiscal year 2021[2]
  (includes Federal, various state, and Canadian income taxes and increased discrete tax accounting windfall associated with share-based payment awards)

[1] *Net income FY 2016 – FY 2020*

[2] *FY 2021 tax rate expectations provided as of May 19, 2020*

Adjusted EBITDA[1] and Margin

($ in millions)

Q4 Service Segment


$3.8
15.6%
$3.9
15.7%
Q4 2019
Q4 2020

Q4 Distribution Segment


$1.8
8.9%
$1.7
8.1%
Q4 2019
Q4 2020

Consolidated – Annual


15% CAGR[2]
$10.6
$7.5
$3.1
$14.5
$9.6
$4.9
$16.4
$10.2
$6.2
$17.8
$10.6
$7.2
$18.4
$11.1
$7.4
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
Service
Distribution

- Strong cash generation
- Even with the COVID-19 pandemic, consolidated Q4 up slightly and FY20 increased 3.3%

[1] See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.
[2] FY 2016 – FY 2020
All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Financial Flexibility Supports Growth Strategy

($ in millions)

Total Debt


$19.1
$27.3
$22.9
$21.0
$30.3
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020

- $12.3 million available from credit facility as of March 28, 2020
- 1.53x leverage ratio at year-end
  (Total debt to TTM Adjusted EBITDA[1])
- Funded net $13.8 million of acquisitions
- CapEx focused on technology infrastructure to drive operational excellence, fund organic growth opportunities and rental pool assets
- $10.0 million in line of credit capacity added after fiscal year-end with facility amendment

Capital Expenditures


$4.1
$5.3
$5.9
$7.0
$6.6
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020

Cash Flow from Operations


$11.0
$7.5
$9.9
$12.6
$11.6
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020

[1] See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.

FY 2021 Outlook*

Near Term:

- Believe we are in strong position to navigate this challenging environment
- Expect Q1 FY21 to be low point: anticipate being in range of breaking even on consolidated operating income basis in Q1
- We believe highly-regulated Life Science and other critical industries will continue to provide a degree of resilience
- Distribution segment sales more susceptible to current economic conditions
- Continuing to make incremental technology investments in line with our strategic plan

Mid Term:

- Expect to generate cash under various possible scenarios
- Solid pipeline of Life Sciences opportunities
- Expect increased level of acquisition opportunities to surface; Acquisitions remain a key element of strategic growth plan
- Focused capital plan: Anticipated CapEx range for FY21 of $5.0 million to $5.5 million, inclusive of maintenance at $1.0 to $1.5 million

** Outlook provided as of May 19, 2020*

Conference Call and Webcast Playback

- Replay Number: **412-317-6671** *passcode:* ***13700723***
- Telephone replay available through **Wednesday, May 27, 2020**
- Webcast / Presentation / Replay available at http://www.transcat.com/investor-relations/
- Transcript, when available, at http://www.transcat.com/investor-relations/

Supplemental Information

TRANSCAT®
Trust in every measure

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2016	FY 2017	FY 2018	FY 2019	FY 2020
Net Income	$ 4,124	$ 4,522	$ 5,922	$ 7,145	$ 8,067
+ Interest Expense	247	719	1,018	903	934
+ Other Expense / (Income)	48	51	60	91	186
+ Tax Provision	1,883	2,642	2,026	2,090	1,663
Operating Income	$ 6,302	$ 7,934	$ 9,026	$ 10,229	$ 10,850
+ Depreciation & Amortization	3,946	6,184	5,991	6,361	6,658
+ Other (Expense) / Income	(48)	(51)	(60)	(91)	15
+ Noncash Stock Compensation	359	453	1,411	1,327	884
Adjusted EBITDA	**$ 10,559**	**$ 14,520**	**$ 16,368**	**$ 17,826**	**$ 18,407**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, non-cash stock compensation expense, and non-cash loss on sale of building), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

Segment Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2016	FY 2017	FY 2018	FY 2019	FY 2020
Service Operating Income	$ 4,155	$ 4,769	$ 5,158	$ 5,202	$ 5,672
+Depreciation & Amortization	3,216	4,660	4,397	4,754	4,929
+Other (Expense) / Income	(64)	(55)	(61)	(69)	(20)
+Noncash Stock Compensation	171	217	706	702	470
Service Adjusted EBITDA	$ 7,478	$ 9,591	$ 10,200	$ 10,589	$ 11,051
Distribution Operating Income	$ 2,147	$ 3,165	$ 3,868	$ 5,027	$ 5,178
+Depreciation & Amortization	730	1,524	1,594	1,607	1,729
+Other (Expense) / Income	16	4	1	(22)	35
+Noncash Stock Compensation	188	236	705	625	414
Distribution Adjusted EBITDA	$ 3,081	$ 4,929	$ 6,168	$ 7,237	$ 7,356
Service	$ 7,478	$ 9,591	$ 10,200	$ 10,589	$ 11,051
Distribution	3,081	4,929	6,168	7,237	$ 7,356
Total Adjusted EBITDA	**$ 10,559**	**$ 14,520**	**$ 16,368**	**$ 17,826**	**$ 18,407**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, non-cash stock compensation expense, and non-cash loss on sale of building), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.